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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN AND WILL
NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS, SUBJECT IN ANY SUCH CASE TO THE RIGHT OF EACH HOLDER TO CONTROL THE DISPOSITION OF THE HOLDER'S PROPERTY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY PURSUANT TO SECTIONS 1.6, 3.2(a) AND 12.2 OF THE NOTE PURCHASE AGREEMENTS DATED AS OF AUGUST 9, 1996 BETWEEN NATIONAL AUTO FINANCE COMPANY L.P. AND THE PURCHASERS LISTED ON THE SIGNATURE PAGES THEREOF. A COMPLETE AND CORRECT CONFORMED COPY OF SUCH NOTE PURCHASE AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL EXECUTIVE OFFICE OF NATIONAL AUTO FINANCE COMPANY L.P. AND WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE.

FOR PURPOSES OF THIS PARAGRAPH, THE TERM "THIS SECURITY" WILL MEAN THE AGGREGATION OF THE SECURITY REPRESENTED BY THIS CERTIFICATE AND THE SENIOR SUBORDINATED NOTE ISSUED IN CONJUNCTION HEREWITH. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS SECURITY. THE ISSUE DATE OF THIS SECURITY IS AUGUST 9, 1996. THE ISSUE PRICE OF THIS SECURITY IS 100% OF ITS INITIAL PRINCIPAL AMOUNT. THE ANNUAL YIELD TO MATURITY OF THIS SECURITY IS 12.10%. THIS SECURITY HAS BEEN ISSUED WITH NO MORE THAN $683.47 OF ORIGINAL ISSUE DISCOUNT PER $1,000 OF INITIAL PRINCIPAL AMOUNT.


                      NATIONAL AUTO FINANCE COMPANY L.P.
                       Deferred Additional Interest Note


No. 201                                                     August 9, 1996

                                            Final Maturity:  July 31, 2006


                  NATIONAL AUTO FINANCE COMPANY L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to KELLY & CO.

                            or registered assigns,

any Deferred Additional Interest that has accrued on the related Senior Subordinated Note issued together with this Deferred Additional Interest Note and has been added to the principal amount hereof pursuant to Section 1.1(c) of the Note Purchase Agreements referred to below and Deferred Additional Interest Note Interest that has been added to such principal amount pursuant to Section 1.1(d) of the Note Purchase Agreements, on the Deferred Additional Interest Note Repayment Date set forth in Section 1.2(b) of the Note Purchase Agreements and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon, which such principal amount shall include any Deferred Additional Interest added to the

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principal amount pursuant to Section 1.1(c) of the Note Purchase
Agreements and any Deferred Additional Interest Note Interest added to the principal amount pursuant to Section 1.1(d) of the Note Purchase Agreements, from the date hereof (or from the latest date Deferred Additional Interest Note Interest has been added to the principal balance of this Deferred Additional Interest Note) until the earlier of the Deferred Additional Note Interest Repayment Date or the exchange of this Note in its entirety for Equity Interests pursuant to
Section 6 of the Note Purchase Agreements, at the Deferred Additional Interest Rate quarterly in arrears on the 31st day of each July, October and January and the 30th day of each April in each year commencing October 31, 1996, which interest, in lieu of being paid, shall be added to the principal balance of this Deferred Additional Interest Note and shall be due and payable on the Deferred Additional Interest Note Repayment Date, if this Deferred Additional Interest Note shall not previously have been exchanged in its entirety for Equity Interests pursuant to Section 6 of the Note Purchase Agreements, to the person in whose name this Deferred Additional Interest Note is registered five days prior to such Deferred Additional Interest Note Repayment Date. The Company agrees to pay interest on overdue principal at the Overdue Rate after the date such principal is due and payable, whether by acceleration or otherwise, until paid.

                  Principal hereof and interest hereon are payable as provided in the Note Purchase Agreements, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, prepayment amount or interest on or in respect of this Deferred Additional Interest Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day.

                  This Deferred Additional Interest Note is one of the Deferred Additional Interest Notes (the "Deferred Additional Interest Notes") of the Company issued together with the Company's Senior Subordinated Notes and under and pursuant to the terms and provisions of separate and several Note Purchase Agreements, each dated as of August 9, 1996 (the "Note Purchase Agreements"), entered into by the Company with the original purchasers of the Company's Senior Subordinated Notes therein referred to, and this Deferred Additional Interest Note and the holder hereof are entitled equally and ratably with the holders of all other Deferred Additional Interest Notes outstanding under the Note Purchase Agreements to all the benefits provided for thereby or referred to therein, to which Note Purchase Agreements reference is hereby made for the statement thereof. A copy of the Note Purchase Agreements may be obtained from the principal executive office of the Company located at 621 NW 53rd Street, Suite 200, Boca Raton, Florida 33487. Capitalized terms not defined in this Deferred Additional Interest Note shall have the meanings given them in the Note Purchase Agreements.

                  This Deferred Additional Interest Note and the other Deferred Additional Interest Notes outstanding under the Note Purchase Agreements may be declared due prior to the Deferred Additional
Interest Note Repayment Date, in the events, on the terms and in the manner and amounts as provided in the Note Purchase Agreements.

                  This Deferred Additional Interest Note is not subject to prepayment at the option of the Company at any time.

                  This Deferred Additional Interest Note is subject to prepayment in whole or in part, at the option of the holder hereof, following the occurrence of a Change in Control Event and is subject to prepayment in whole, at the option of the holders of at least a majority in the then outstanding principal balance of the Deferred Additional Interest Notes, following the Company's receipt of a Put Notice, upon compliance with the terms set forth in Section 2 of the Note Purchase Agreements.

                  Subject to and upon compliance with the provisions of the Note Purchase Agreements, an exchange of this Deferred Additional Interest Note for Equity Interests will be deemed to have occurred immediately preceding the consummation of an Automatic Exchange Event described in clauses (i) or (iii) of the definition thereof in the Note Purchase Agreements or immediately following the consummation of an Automatic Exchange Event described in clause (v) of the definition thereof in the Note Purchase Agreements. At such time, or as soon thereafter as is reasonably practicable, the holder of this Deferred Additional Interest Note shall surrender such Note, duly endorsed or assigned to the Company or in blank, at the office of the Exchange Agent or at such other office or agency of the Company as may be maintained for exchange pursuant to Section 1.5 of the Note Purchase Agreements, accompanied by written notice to the Company in the form provided as Exhibit 1 to this Deferred Additional Interest Note (or such other notice as is acceptable to the Company) in exchange for a

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number of fully paid and nonassessable Equity Interests, as determined in accordance with Section 6.6 of the Note Purchase Agreements.

                  Subject to and upon compliance with the provisions of the Note Purchase Agreements, an exchange of this Deferred
Additional Interest Note for a Liquidating Note will be deemed to have occurred immediately following the consummation of an Automatic Exchange Event described in clauses (ii) or (iv) of the definition thereof in the Note Purchase Agreements. At such time, the holder of this Deferred Additional Interest Note shall surrender such Note, duly endorsed or assigned to the Company or in blank, at the office of the Exchange Agent or at such other office or agency of the Company as may be maintained for exchange pursuant to Section 1.5 of the Note Purchase Agreements, accompanied by written notice to the Company in the form provided as Exhibit 1 to this Deferred Additional Interest Note (or such other notice as is acceptable to the Company) in exchange for a Liquidating Note having the terms described in Section
6.7 of the Note Purchase Agreements.

                  Subject to and upon compliance with the provisions of the Note Purchase Agreements, the holder of this Deferred Additional Interest Note is entitled, at his or her option, to exchange this Deferred Additional Interest Note for a number of fully paid and nonassessable Equity Interests, as determined in accordance with Section 6.6 of the Note Purchase Agreements, immediately preceding the consummation of a Disposition, the consummation of a non-Qualified Public Offering and any redemption of IronBrand's Equity Interests pursuant to Section 11.3 of the Partnership Agreement by surrender of this Deferred Additional Interest Note, duly endorsed or assigned to the Company or in blank, at the office of the Exchange Agent or at such other office or agency maintained for exchange pursuant to Section 1.5 of the Note Purchase Agreements, accompanied by written notice to the Company in the form provided as Exhibit 1 to this Deferred Additional Interest Note (or such other notice as is acceptable to the Company) that the holder elects to exchange this Deferred Additional Interest Note.

                  Subject to and upon compliance with the provisions of the Note Purchase Agreements, the holder of this Deferred Additional Interest Note is entitled, at his or her option, to exchange all or part of this Deferred Additional Note for a number of fully paid and nonassessable Equity Interests, as determined in accordance with Section 6.6 of the Note Purchase Agreements, immediately upon the consummation of a Partial Optional Exchange Event by surrender of all or part of this Deferred Additional Interest Note, duly endorsed or assigned to the Company or in blank, at the office of the Exchange Agent or at such other office or agency maintained for exchange pursuant to Section 1.5 of the Note Purchase Agreements, accompanied by written notice to the Company in the form provided as
Exhibit 1 to this Deferred Additional Interest Note (or such other notice as is acceptable to the Company) that the holder elects to exchange all or part of this Deferred Additional Interest Note.

                  Notwithstanding anything to the contrary contained in this Note or the Note Purchase Agreements, upon a partial exchange other than on an Interest Payment Date of any Deferred Additional Interest Notes pursuant to Section 6.2, 6.3, 6.4 or 6.5 of the Note Purchase Agreements, for purposes of calculating the amount of Deferred Additional Interest to be added to the principal amount of the New PAR Note, the New TAG Note, the New NQPO Note or (in the case of Section 6.5 of the Note Purchase Agreements) the unredeemed portion of this Deferred Additional Interest Note on the Interest Payment Date immediately following the date of such exchange, the exchange shall be deemed to have been effected on the Interest Payment Date immediately preceding the date of such exchange.

                  If Equity Interests shall not then exist in fractions, no fractional Equity Interests or scrip representing fractional Equity Interests shall be issued upon the exchange of this Deferred Additional Interest Note. In lieu of any fractional share of an Equity Interest which would otherwise be issuable upon the exchange of this Deferred Additional Interest Note (or specified portion hereof) pursuant to the immediately preceding sentence, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction calculated to the nearest $.01 of the fair market value of such Equity Interest (as determined in good faith by the Board of Directors) at the close of business on the day of exchange. In addition, the Note Purchase Agreements provide that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, this Deferred Additional Interest Note, if then outstanding, shall be exchangeable thereafter only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, sale or transfer by a holder of the number of Equity Interests into which this Deferred Additional Interest Note might have been exchanged immediately prior to such consolidation, merger, sale or transfer.

                  The indebtedness evidenced by this Deferred
Additional Interest Note is, to the extent provided in the Note Purchase Agreements, subordinate and subject in right of payment to the prior payment of all amounts owing to holders of Senior Indebtedness, and this Deferred Additional Interest Note is issued subject to the provisions of the Note Purchase Agreements with respect thereto. Each holder of this Deferred Additional Interest Note, by accepting the same, agrees to and shall be bound by such provisions.

                  This Deferred Additional Interest Note is registered on the books of the Company and is transferable only by surrender hereof at the principal executive office of the Company located at 621 NW 53rd Street, Suite 320, Boca Raton, Florida 33487 or at the office of any Paying Agent appointed pursuant to Section 1.5 of the Note Purchase Agreements, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Deferred Additional Interest Note or its attorney duly authorized in writing. By its acceptance hereof, the holder of this Deferred Additional Interest Note agrees that, in the absence of the registration of the Deferred Additional Interest Notes under the Securities Act of 1933, as amended (the "Securities Act"), it shall only transfer this Deferred Additional Interest Note (i) pursuant to an effective registration statement under the Securities Act and applicable state securities laws, (ii) in compliance with the requirements of Rule 144 or Regulation S promulgated under the Securities Act or (iii) in accordance with any other available exemption from the requirements of Section 5 of the Securities Act and from any applicable state securities laws. If the Senior Subordinated
Note issued together with this Deferred Additional Interest Note remains outstanding, this Deferred Additional Interest Note is not transferable apart from such Senior Subordinated Note. This Deferred Additional Interest Note is subject to other restrictions on transfer set forth in Section 1.6 of the Note Purchase Agreements. Payment of or on account of principal of, interest on, or Prepayment Call Price, Change in Control Event Prepayment Price or Put Event Prepayment Price with respect to this Deferred Additional Interest Note shall be made only to or upon the order in writing of the registered holder hereof, except as otherwise provided in Section 2.7 of the Note Purchase Agreements.

                  Any additions of Deferred Additional Interest or Deferred Additional Interest Note Interest to the principal amount of this Deferred Additional Interest Note made pursuant to the Note Purchase Agreements and/or the Senior Subordinated Note issued together with this Deferred Additional Interest Note and any reduction in the principal amount of this Deferred Additional Interest Note pursuant to Section 6.2, 6.3, 6.4 or 6.5 of the Note Purchase Agreements shall be recorded by the holder hereof and shall be endorsed by the Company on Schedule I attached hereto, which such
Schedule is a part of this Deferred Additional Interest Note.

                  THIS DEFERRED ADDITIONAL INTEREST NOTE AND SAID NOTE PURCHASE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE
CONFLICTS OF LAW PRINCIPLES THEREOF, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.


                                NATIONAL AUTO FINANCE COMPANY L.P.

                                By:  National Auto Finance Corporation
                                Its: General Partner

                                By:______________________________________
                                   Name:  Keith B. Stein
                                   Title:

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